EXHIBIT 10.3

SECURITY AGREEMENT
This Security Agreement is entered into this 3rd day of October, 2013 by and between ID PERFUMES, INC., a Nevada Corporation , as borrower (hereinafter referred to as "Borrower" or "ID") and PARFUMS INVESTMENT I, LLC, a Florida limited liability company as Lender hereinafter referred to as "Lender").
Should the borrower, ID fail to make any of the payments as provided in the Non Negotiable Promissory Note, Lender may immediately foreclose and sell all of the collateral set forth in this agreement as well as shall be entitled to immediate possession of the business.
Borrower, ID further agrees to pay all costs and attorneys fees incurred in consequence of default in the promissory note or in connection with the failure to pay the note timely.
Each and every provision shall be deemed material and the breach of any provision shall constitute a material breach herein provided and borrower, ID shall have the rights and remedies stated herein.
The rights and remedies of the parties herein shall be severally cumulative and the party's failure to exercise any of their rights or remedies shall not be deemed a waiver of said rights or remedies for any future default. Additionally, the rights and remedies herein shall remain in full force such that the parties may accept performance after default and thereafter exercise their rights and remedies at any time after nonperformance herein.
The Borrower, ID hereby assigns and grants to Lender a first and continuing security interest in the COLLATERAL described herein, together with any and all proceeds or products thereof, additions, parts, accessories, attachments and money to secure the full and prompt payment of the Obligations set forth in this agreement.
COLLATERAL, as used in this Security Agreement, shall mean all of Borrower's ID's presently owned or hereafter acquired inventory, licenses, including but not limited to the license with Kendall Jenner, Inc., equipment and supplies for the business and all receivables from Kohls for any purchases and all Royalties in connection with settlement reached in the July Moon, Inc. litigation with Selena Gomez and July Moon, Inc.

The Borrower, ID covenants and agrees that:
a. The Lender may inspect the collateral at any reasonable time.
b. The Borrower will keep and maintain the COLLATERAL in good order at all times.
c. The Borrower as the owner of the COLLATERAL, will defend the collateral against the claims and demands of all persons at any time claiming the same or any interest therein.
d. The Borrower shall pay all expenses and reimburse the Lender for any expenditure, including reasonable attorney's fees, as well as attorneys' fees incurred in any appellate or insolvency proceedings, in connection with the Lender's exercise of its rights and remedies hereunder.
e. The Borrower shall sign and execute any financing statement or other document required to perfect the Lender's security interest, shall pay all costs necessary to perfect and preserve the security interest under this Security Agreement against the rights or interest of third parties and further agrees to do such other acts and things, all as LENDER may request to establish and maintain a valid first security interest in the COLLATERAL. The Borrower authorizes the Lender to file a financing statement signed only by the Lender describing the COLLATERAL in the same manner as it is described herein. Lender is hereby appointed the Borrower's irrevocable attorney-in-fact, coupled with an interest, to do all acts and things which Lender may deem necessary to perfect and continue perfecting the security interest created hereby and to protect the COLLATERAL.

The Borrower covenants and agrees that they will not:
a. Permit any liens or security interest (other than the SELLER'S security interest) to attach to any of the COLLATERAL.
b. Permit any of the COLLATERAL to be levied upon under legal process or to be subject to any unpaid charge, including taxes.
c. Sell, transfer, lease or otherwise dispose of any of the COLLATERAL or any interest therein, or offer to do so, without the prior written consent of the SELLER.
d. Permit anything to be done that may materially impair the value of any of the COLLATERAL or the security intended to be afforded by this Security Agreement.
e. Permit the COLLATERAL to be or become a fixture (and it is expressly covenanted, warranted and agreed that the COLLATERAL and by every party thereof, whether affixed to any realty or not, shall be or remain personal property) or become an accession to other goods or property.
f. Use the COLLATERAL or permit the same to be used in violation of any statute or ordinance.
At its option, Lender may discharge taxes, liens or security interest or other encumbrances at any time levied or placed on the COLLATERAL, may pay for insurance on the COLLATERAL and may pay for maintenance and preservation COLLATERAL. The Borrower agrees to reimburse the Lender on demand for any payment made or any expense incurred by Lender pursuant to the foregoing authorization.
Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):
a. An Event of Default, as defined in any of the Obligations, which Events of Default are incorporated herein by reference as it set forth in their entirety; or
b. Failure of the Borrower to perform any covenant or agreement made by the Borrower herein; or
c. An appointment of a Receiver for the Collateral or any part thereof which shall continue unstayed and in effect for a period of sixty (60) days from the date of entry of the Order Appointing Receiver; or
d. Attachment, seizure, foreclosure or forfeiture or levy upon the COLLATERAL; or
e. Institution of any proceeding by or against the Borrower or Borrower'S business under any bankruptcy or insolvency statute or an assignment by the Borrower for benefit of creditor for filing of a tax lien notice by the United States or any other State; or
f. Failure to timely pay the promissory note to the Lender.

Upon the occurrence of any such Event of Default which has not been cured within any applicable grace period, Lender may, at its option, declare all liabilities secured hereby, or any of them (not withstanding any provisions thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the Obligations or other writing evidencing such liability) and Lender shall have, and may exercise from time to time, any and all rights and remedies of a secured party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and SELLER may proceed to enforce its rights and remedies provided for herein or in the Obligations, or may proceed to enforce its rights and remedies against the Borrower, or any one or all of the Guarantors of any of the Obligations, or against any other collateral now or hereafter given as security for the Obligations or security for Borrower'S or any other Guaranty thereof, and Lender may enforce such rights and remedies simultaneously, or in such order or at such time, or from time to time, as Lender in its sole discretion shall determine; and upon request or demand from Lender, Borrower shall, at its expense assemble the COLLATERAL and make it available to the Lender, at a convenient place acceptable to the Lender; and Borrower shall promptly pay all costs of Lender of collection of any and all liabilities, and enforcement of rights hereunder, and expenses incurred for any repairs to any of the COLLATERAL and expenses of any repairs to any realty or other property to which any of the COLLATERAL may be affixed. Lender and its agents are authorized to enter into or onto any premises where the COLLATERAL may be located for the purpose of taking possession of such COLLATERAL. Any notice of sale, disposition, or other intended action by Lender, sent to the Borrower at the address of Borrower specified herein or at any other address shown on the records of Lender, at least five (5) days prior to such action, shall costs reasonable notice to Borrower. Any excess or surplus of proceeds from any disposition of any of the COLLATERAL after payment of expenses described in this Section chargeable to the Borrower, may be applied by Lender toward payment of such of the Obligations and in such order of application, as Lender may from time to time elect.
If, in the option of the Lender, a receivership may be necessary to protect the COLLATERAL, then upon the institution of suit to collect such indebtedness or enforce this Security Agreement, the SELLER shall have the right to the appointment of a receiver to take charge of the COLLATERAL upon application to any Court having jurisdiction.
No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence to this agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any of the Obligations secured by this Agreement, and SELLER shall have all the benefits, rights and remedies of the secured party under any writing evidencing any of the Obligations.
If more than one party shall execute this Agreement, the term "Borrower" shall mean all parties signing this Agreement, and each of them, and all such parties shall be jointly and severally obligated in liability or hereunder. The singular pronoun, when used herein, shall include the plural and the neuter shall include the masculine and feminine. If this Agreement is not dated when executed by Borrower, the Lender is authorized, without notice to the Borrower, to date this Agreement. This Agreement shall become effective as of the date of this Agreement.
This Agreement shall be construed in according with the Laws of Florida. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent to such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Agreement.
The Borrower and Lender as used in this Agreement, include the heirs, legal representatives, successors and assigns of those parties.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.
Borrower releases Lender from all claims for loss or damage caused by any failure to collect any account or force any contract or by any act or omission on part of the Lender its officers, agents and employees, except willful misconduct.
IN WITNESS WHEREOF, this Security Agreement has been duly executed by the parties as of the date and year first above written.

BORROWER	LENDER

ID PERFUMES, INC.	Parfums Investment I, LLC., a Florida limited liability company

By:	/s/ Isaac Lekach
Isaac Lekach
President

STATE OF CALIFORNIA )
                                                ) SS.
COUNTY OF                        )

The foregoing instrument was acknowledged before me this day of         , 2013, by Isaac Lekach, as President of ID Perfumes, Inc., who is personally known to me or who has produced as identification.

___________________________________________________
NOTARY PUBLIC AT LARGE STATE OF CALIFORNIA
My commission expires:                                                                             Print Name:
___________________________________________________

STATE OF FLORIDA          )
                                                  ) SS.
COUNTY OF DADE             )

The foregoing instrument was acknowledged before me this day of            , 2013, by David Cowheard, as Manager of Perfums Investment I, LLC., who is personally known to me or who has produced  as identification.

____________________________________________________
NOTARY PUBLIC AT LARGE STATE OF FLORIDA

My commission expires:                                                                              Print Name:
                                                                                                                         ____________________________________________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

CIVIL CODE § 1189

State of California
County of LOS ANGELES

On 10.03.13 (Date) before me, JASON MIRZA NOTARY PUBLIC (Here Insert Name and Title of the Officer),

personally appeared ISAAC LEKACH (Name(s) of Signer(s)),

who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

JASON MIRZA
Commission # 1973615
Notary Public - California
Los Angeles County
My Comm. Expires Mar 30, 2016

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: [signature] (Signature of Notary Public)

Place Notary Seal Above

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: SECURITY AGREEMENT

Document Date: ______ Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
- ☐ Corporate Officer — Title(s): ______
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

Signer's Name: ______
- ☐ Corporate Officer — Title(s): ______
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

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